As filed with the Securities and Exchange Commission on
November 10, 2003                                    Registration No. 333-75317
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                               -----------------

                            U.S.B. HOLDING CO., INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


                DELAWARE                                        36-3197969
---------------------------------------------                 ---------------
(State or other jurisdiction of incorporation                 (I.R.S Employer
or organization)                                             Identification No.)



                               100 Dutch Hill Road
                           Orangeburg, New York 10962
                                 (845) 365-4600
          -------------------------------------------------------------
          (Address, including Zip Code, of principal executive offices)


    Union State Bank Key Employees' Supplemental Diversified Investment Plan
    ------------------------------------------------------------------------
                            (Full title of the Plans)




                               Steven T. Sabatini
                         Senior Executive Vice President
                             Chief Financial Officer
                               100 Dutch Hill Road
                           Orangeburg, New York 10962
                                 (845) 365-4600
           -----------------------------------------------------------
           (Name and address, including Zip Code, telephone number and area code, of agent for service)


                                                   CALCULATION OF REGISTRATION FEE
==============================================================================================================================
                                                             Proposed Maximum       Proposed Maximum         Amount of
    Title of Securities to be                                   Offering               Aggregate           Registration Fee
            Registered            Amount to be Registered     Price Per Share        Offering Price              (1)
------------------------------------------------------------------------------------------------------------------------------
  Common Stock, $0.01 par value             N/A                      N/A                      $N/A                 $N/A
==============================================================================================================================

(1) Fee previously paid.


================================================================================

                                EXPLANATORY NOTE

      Pursuant to Registration Statement No. 333-75317 on Form S-8 (the "Registration Statement"), U.S.B. Holding Co., Inc., a Delaware corporation ("U.S.B. Holding"), registered 25,000 shares of its Common Stock, par value $.01 per share ("U.S.B. Holding Common Stock"), to be offered under the Union State Bank Key Employees' Supplemental Diversified Investment Plan ("Plan").

      On October 22nd, 2003, U.S.B. Holding amended the Plan to eliminate U.S.B. Holding Common Stock as an investment option and as a distribution option, thereby terminating the offering of securities in connection therewith.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Orangeburg, State of New York, on this 10th day of November, 2003.

                                            U.S.B. HOLDING CO., INC.

                                            By:/s/ Thomas E. Hales
                                               --------------------------------
                                               Thomas E. Hales
                                               Chairman of the Board, President
                                               and Chief Executive Officer


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on November 10, 2003.


                 Signature                                            Title
                 ---------                                            -----

/s/ Thomas E. Hales                  Chairman, President, Chief Executive Director     November 10, 2003
--------------------------------     (principal executive officer)                     ---------------------
Thomas E. Hales                                                                        Date

/s/ Steven T. Sabatini               Senior Executive Vice President, Chief            November 10, 2003
--------------------------------     Financial Officer and Director (principal         ---------------------
Steven T. Sabatini                   financial officer and principal accounting        Date
                                     officer)

/s/ Raymond J. Crotty                Senior Executive Vice President and Director      November 10, 2003
--------------------------------                                                       ---------------------
Raymond J. Crotty                                                                      Date

/s/ Howard V. Ruderman               Director                                          November 10, 2003
--------------------------------                                                       ---------------------
Howard V. Ruderman                                                                     Date

/s/ Edward T. Lutz                   Director                                          November 10, 2003
--------------------------------                                                       ---------------------
Edward T. Lutz                                                                         Date

                                       3

/s/ Kenneth J. Torsoe                Director                                          November 10, 2003
--------------------------------                                                       ---------------------
Kenneth J. Torsoe                                                                      Date

/s/ Michael H. Fury                  Director                                          November 10, 2003
--------------------------------                                                       ---------------------
Michael H. Fury                                                                        Date


                                      Director
--------------------------------                                                       ---------------------
Kevin J. Plunkett                                                                      Date



              Pursuant to the requirements of the Securities Act of 1933, Union State Bank, on behalf of the Union State Bank Key Employees' Supplemental Diversified Investment Plan has caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Orangeburg, State of New York, on November 10, 2003.

                                    Union State Bank Key Employees'
                                    Supplemental Diversified Investment Plan



                                    By  /s/ Steven T. Sabatini
                                        --------------------------------
                                            Steven T. Sabatini
                                            Senior Executive Vice President
                                            and Chief Financial Officer

                                       4